EXHIBIT 99.1

LETTER OF TRANSMITTAL

Blue Cube Spinco Inc.

Offer to Exchange up to $720,000,000 Principal Amount of 9.75% Senior Notes due 2023 for a Like Principal Amount of 9.75% Senior Notes due 2023 which are registered under the Securities Act of 1933 (the “2023 Notes Exchange Offer”); and

Offer to Exchange up to $500,000,000 Principal Amount of 10.00% Senior Notes due 2025 for a Like Principal Amount of 10.00% Senior Notes due 2025 which are registered under the Securities Act of 1933 (the “2025 Notes Exchange Offer and, together with the 2023 Notes Exchange Offer, the “exchange offers” and each an “exchange offer”).

Pursuant to the Prospectus, dated              , 2016

THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME ON              , 2016 UNLESS EXTENDED (SUCH DATE AND TIME AS IT MAY BE EXTENDED THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

DELIVERY TO:

U.S. Bank National Association

Exchange Agent

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attention: Specialized Finance

By Facsimile Transmission

(for eligible institutions only):

(651) 466-7372

Attention: Specialized Finance

Fax cover sheets should provide a
call-back number and request a
call back, upon receipt.

Confirm Receipt by calling:

(800) 934-6802

Delivery of this Letter of Transmittal (this “Letter”) to an address other than as set forth above, or transmission of this Letter via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated              , 2016 (the “Prospectus”), of Blue Cube Spinco Inc., a Delaware corporation (the “Issuer”), and a wholly owned subsidiary of Olin Corporation, a Virginia corporation (the “Parent Guarantor”), and this Letter, which together constitute the Issuer’s offer to exchange (i) up to $720,000,000 aggregate principal amount of its outstanding, unregistered 9.75% Senior Notes due 2023 (the “Original 2023 Notes”) for an equivalent amount of registered 9.75% Senior Notes due 2023 (the “Exchange 2023 Notes”) and (ii) up to $500,000,000 aggregate principal amount of its outstanding, unregistered 10.00% Senior Notes due 2025 (the “Original 2025 Notes” and, together with the Original 2023 Notes, the “Original Notes” and each an “Original Note”) for an equivalent amount of registered 10.00% Senior Notes due 2025 (the “Exchange 2025 Notes” and, together with the Exchange 2023 Notes, the “Exchange Notes” and each an “Exchange Note”), in each case upon the terms and subject to the conditions set forth in the Prospectus and this Letter. The Original Notes and the Exchange Notes are sometimes referred to in this Letter together as the “Notes.” The Original Notes are, and the Exchange Notes will be, fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor. Throughout this Letter of Transmittal, unless the context otherwise requires, references to the “Exchange Offers” include the Parent Guarantor’s offer to exchange its guarantee of the Original Notes for its guarantee of the Exchange Notes, references to the “Exchange Notes” include the related guarantees by the Parent Guarantor and references to the “Original Notes” include the related guarantees by the Parent Guarantor. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note of the same series having a principal amount equal to the surrendered Original Note. Interest on the Exchange 2023 Notes will be payable at 9.75% per annum. Interest on the Exchange 2025 Notes will be payable at 10.00% per annum. Interest on the Exchange Notes will be payable semi-annually in cash in arrears on April 15 and October 15 of each year. Interest on each series of Exchange Note will accrue from the last interest payment date on which interest was paid on the Original Note surrendered in exchange therefor, and will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Exchange 2023 Notes will mature on October 15, 2023, and the Exchange 2025 Notes will mature on October 15, 2025. The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the Exchange Notes are registered under the Securities Act of 1933 (the “Securities Act”) and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes. The Exchange Notes of a given series will evidence the same debt as the Original Notes of such series and will be issued under the same indenture and, except as described in the immediately preceding sentence, will be entitled to the same benefits under the indenture as the Original Notes being exchanged.

In the event that (1) the Issuer and the Parent Guarantor determine that a registered exchange offer is not available or may not be completed because it would violate any applicable law, rule or regulation or applicable interpretations of the staff of the SEC, (2) any action or proceeding is instituted or threatened in any court or by any governmental agency which might materially impair the ability to proceed with the exchange offers, or (3) the Issuer and the Parent Guarantor have not obtained any governmental approval which they deem necessary for the consummation of the exchange offers, then the Issuer will not be required to accept for exchange, or to exchange any Exchange Notes for, any Original Notes and may terminate any or all of the exchange offers. These conditions are for the sole benefit of the Issuer and the Parent Guarantor and may be asserted by them regardless of the circumstances giving rise to any of these conditions. The Issuer and the Parent Guarantor may waive these conditions in their sole discretion in whole or in part at any time and from time to time. The failure by the Issuer and the Parent Guarantor at any time to exercise any of the above rights shall not constitute a waiver of such right, and such right shall be considered an ongoing right which they may assert at any time and from time to time.

If the Issuer and the Parent Guarantor determine that any of the events listed above has occurred, they may, subject to applicable law (1) refuse to accept any Original Notes and promptly return all tendered Original Notes to the tendering holders and terminate any or all of the exchange offers, (2) extend any or all of the exchange offers and retain all Original Notes tendered before the expiration of the exchange offers, subject, however, to the rights of holders to withdraw those Original Notes, or (3) waive unsatisfied conditions relating to any or all of the exchange offers and accept all properly tendered Original Notes which have not been withdrawn. If this waiver constitutes a material change to any or all of the exchange offers, the waiver will be promptly disclosed in a manner reasonably calculated to inform the holders of Original Notes of the waiver, and extend the offer if required by law.

The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. Subject to certain exceptions described in the Registration Rights Agreement, the Issuer and the Parent Guarantor have agreed to use their reasonable best efforts to keep the registration statement of which the Prospectus forms a part effective and to file amendments thereto as may be required by the Registration Rights Agreement to the extent necessary to ensure that it is available for resales of Exchange Notes, and to ensure that it conforms in all material respects with the requirements of the Registration Rights Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, provided, however, that such period shall not be required to exceed 180 days or such longer period if extended pursuant to the terms of the Registration Rights Agreement. During this period, the Issuer will make available to any such broker-dealer the Prospectus and any amendment or supplement to the Prospectus as requested by such broker-dealer.

The Issuer reserves the right, at any time or from time to time, to extend any exchange offer—in which event the term “Expiration Date” for such exchange offer shall mean the latest time and date to which such exchange offer is extended—and will timely issue a press release or other public announcement announcing any such extension.

This Letter is to be completed by a holder of Original Notes either if certificates for such Original Notes are forwarded herewith or if a tender is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offers—Procedures For Tendering” and an Agent’s Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by the Book- Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuer and the Parent Guarantor may enforce this Letter against such participant. The term “Book- Entry Confirmation” means confirmation of the book-entry tender of Original Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility.

Delivery of documents to the Book-Entry Transfer Facility in accordance with its procedures does not constitute delivery to the Exchange Agent.

If you are a beneficial owner that holds Original Notes through Euroclear or Clearstream and wish to tender your Original Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Notes.

The method of delivery of Original Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the holders. Instead of delivery by mail, the Issuer and the Parent Guarantor recommend that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Issuer or the Parent Guarantor.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the exchange offers.

List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL 2023 NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2023 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2023 Notes represented by the Original 2023 Notes indicated in column 2. See Instruction 2. Original 2023 Notes tendered must be in minimum denominations of $2,000 in principal and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF ORIGINAL 2025 NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**
	Total

*  Need not be completed if Original 2025 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2025 Notes represented by the Original 2025 Notes indicated in column 2. See Instruction 2. Original 2025 Notes tendered must be in minimum denominations of $2,000 in principal and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

By crediting the Original Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offers, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to the Issuer the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and acknowledges that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that the Issuer will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by the Issuer; (ii) the undersigned is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Issuer or the Parent Guarantor; (iii) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of the undersigned’s business; and (iv) at the time of commencement of the exchange offers the undersigned has no arrangement or understanding with any person, and does not intend, to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the exchange offers in violation of the Securities Act.

In addition, if the undersigned is a broker-dealer, the undersigned represents and acknowledges that it is not engaged in a distribution of the Exchange Notes and that if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired by it as a result of market-making or other trading activities, then the undersigned will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned also represents and acknowledges that it is not acting on behalf of any person who, to its knowledge, could not truthfully make the representations set forth in this paragraph or in clauses (i)-(iv) in the preceding paragraph.

The undersigned also acknowledges that the exchange offers are being made by the Issuer and the Parent Guarantor based upon their understanding of interpretations by the staff of the SEC as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holder is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Issuer or the Parent Guarantor; (ii) such Exchange Notes received by the undersigned are acquired in the ordinary course of the undersigned’s business; and (iii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes.

However, the Issuer and the Parent Guarantor have not sought their own no-action letter and therefore the staff of the SEC has not considered the exchange offers in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offers as in other circumstances. The Issuer and the Parent Guarantor will not protect any holder against any loss incurred as a result of liability that holders may incur under the Securities Act should the SEC hold otherwise. If a holder of Original Notes is an affiliate of the Issuer or the Parent Guarantor, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the exchange offers, such holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Parent Guarantor or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the applicable box above.

THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX OR BOXES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature (s) appear(s) on this Letter, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code) (Complete accompanying IRS Form W-9)

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter or to such person(s) at an address other than shown in the box entitled, “Description of Original 2023 Notes,” and/ or “Description of Original 2025 Notes” on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete accompanying IRS Form W-9 below)
X:
X:
	(Signature(s) of Registered Owner(s))	(Date)

Area Code and Telephone Number:

If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Title:
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE (if Required by Instruction 3)

Signature Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the

Offer to Exchange up to $720,000,000 Principal Amount of 9.75% Senior Notes due 2023 for a Like Principal Amount of 9.75% Senior Notes due 2023 which are registered under the Securities Act of 1933 (the “2023 Notes Exchange Offer”); and

Offer to Exchange up to $500,000,000 Principal Amount of 10.00% Senior Notes due 2025 for a Like Principal Amount of 10.00% Senior Notes due 2025 which are registered under the Securities Act of 1933 (the “2025 Notes Exchange Offer and, together with the 2023 Notes Exchange Offer, the “exchange offers” and each an “exchange offer”).

Pursuant to the Prospectus, dated              , 2016

1.	Delivery of this Letter and the Original Notes.

This Letter or, in lieu thereof, an Agent’s Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter, is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offers—Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter (or, in lieu thereof, an Agent’s Message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby must be in minimum denominations of $2,000 in principal and any integral multiple of $1,000 in excess thereof.

The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Issuer or the Parent Guarantor. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The Exchange Offers” section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box(es) above entitled “Description of Original 2023 Notes—Principal Amount Tendered” and/or “Description of Original 2025 Notes—Principal Amount Tendered.” A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the exchange offers may be withdrawn at any time prior to the Expiration Date. To be effective, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn and state that the holder of such Original Notes is withdrawing its election to have such Original Notes exchanged; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor.

The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility’s procedures, or the procedures of Euroclear or Clearstream, as the case may be. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Issuer and such determination will be final and binding on all parties.

3.	Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing without alteration, enlargement or any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder(s) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Original Notes.

If this Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to them of their authority to so act must be submitted with this Letter.

Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes are being or were tendered (i) by a registered holder who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the exchange offers are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book- Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.	Tax Identification Number and Backup Withholding.

An exchange of Original Notes for Exchange Notes pursuant to the exchange offers will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a Note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number (where applicable). If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the IRS. In addition, such holder may be subject to backup withholding in an amount equal to 28% of all reportable payments of principal and interest.

Certain holders (including, among others, certain foreign individuals and corporations) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached IRS Form W-9 to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give Issuer a completed IRS Form W-8BEN, IRS Form W-8BEN-E or other appropriate IRS Form W-8. These forms may be obtained from the Exchange Agent or from the IRS website, www.irs.gov. See the enclosed IRS Form W-9 for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult IRS Form W-9 for information on which TIN to report. If such holder does not have a TIN, such holder should consult IRS Form W-9 for instructions on applying for a TIN and write “applied for” in lieu of its TIN. Note: writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder writes “applied for” in lieu of its TIN, backup withholding at a rate of 28% will nevertheless apply to certain reportable payments made by such holder. See the enclosed IRS Form W-9 instructions for additional details.

If backup withholding applies, the payor will withhold the applicable backup withholding amounts from payments to the payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund or credit may be obtained from the IRS, provided the relevant information is timely furnished to the IRS.

6.	Transfer Taxes.

Except as provided immediately below, holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby; if tendered Original Notes are registered in the name of any person other than the person signing this Letter; or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the exchange offers, then in each case the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.	Waiver of Conditions.

The Issuer and the Parent Guarantor reserve the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or, in lieu thereof, an Agent’s Message, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Issuer, the Parent Guarantor, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 6)

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained outside the U.S.)

	☐	lndividual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification  (C=C corporation, S=S corporation, P=partnership)  ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box In the line above for the tax classification of the single-member owner.

☐ Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. parson. For federal tax purposes, you are considered a U.S. person if you are;

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of nat income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the term of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating your information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. parson, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•	Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding; medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form If you are uncertain If the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701 (a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1 (c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number. This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer Identification number (ITIN). Enter It In the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from Its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately, To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign end date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items I, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). in the case of a disregarded entity, the person identified on line 1 must sign. Exempt payee, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What name and number to give the requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (Joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee) b.So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other taxexempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure your tax records from identity theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about Identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.